Exhibit 10.19.3

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended. REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

UPS Supply Chain Solutions, Inc. 12380 Morris Road Alpharetta, GA 30005

June 1, 2015

Ms. Lisa Walker
Assoc. Director Cust. Svc. & Dist.
Endo Pharmaceuticals Inc.
1400 Atwater Drive
Malvern, Pennsylvania 19355

Dear Ms. Walker:

This letter serves as notice that the following revisions are made to Service Schedule No. 1 for Warehouse Distribution Services as revised (“Service Schedule No. 1”) and Service Schedule No. 2 for Transportation Management Services (“Service Schedule No. 2”), which is a part of the Master Services Agreement dated April 1, 2010 (“MSA”) between UPS Supply Chain Solutions, Inc. (“SCS”) and Endo Pharmaceuticals Inc. (“Endo”). The MSA and any associated Service Schedule are collectively referenced as the Agreement. The effective date of these revisions is *** (“Effective Date”). All references to “Effective Date” in this letter shall mean ***.

1.	Section 2.1 of Service Schedule 1 is deleted in its entirety and replaced with the following:

Term. The term of this Schedule shall commence on the Effective Date and shall continue up to and including *** (“Term”), unless earlier terminated in accordance with the MSA. ***

2.	Exhibits A, B, C, and D are deleted in their entirety and replaced with Exhibits A.1, B.1, C.1 and D.1 attached hereto and made a part of the Agreement.

3.	Section 2 of Service Schedule No. 2 is deleted in its entirety and replaced with the following:

Term and Termination. The term of this Schedule shall commence on the Effective Date and shall continue up to and including *** (“Term”), unless earlier terminated in accordance with the MSA. ***

4.	The following provision is added to Service Schedule No. 2:

UPS Supply Chain Solutions, Inc. 12380 Morris Road Alpharetta, GA 30005

Customer acknowledges and agrees that small package services (“Small Package Services”) are provided by SCS’ affiliate, United Parcel Service, Inc. (“UPS”). Small Package Services will be provided in accordance with the applicable UPS Rate and Service Guides and Tariff in effect at the time of shipping (collectively, “Service Guides”) all of which are incorporated herein by reference as though fully set forth herein (available upon request and on the Internet at www.ups.com).

5.	Exhibits A “Fees” and B “Operating Parameters” are deleted in their entirety and replaced with Exhibits A-1 “Fees” and B-1 Operating Parameters” attached hereto and made a part of the Agreement.

6.
Service Schedule No. 5_ *** Agreement for All Ocean Freight Services is deleted in its entirety and replaced with the new Service Schedule No. 5_Amended and Restated *** Agreement for All Ocean Freight Services.

Agreed to and accepted by on behalf of UPS Supply Chain Solutions, Inc.:

/s/Matt Kristufek
Signature

/s/Matt Kristufek
Printed Name

Vice President
Title

June 19, 2015
Date

Agreed to and accepted by on behalf of Endo Pharmaceuticals Inc.:

/s/Brian Lortie
Signature

/s/Brian Lortie
Printed Name

President, Branded Pharmaceuticals
Title

June 11, 2015
Date

Confidential & Proprietary

EXHIBIT A.1 - STATEMENT OF WORK
TO SERVICE SCHEDULE NO. 1 - WAREHOUSE DISTRIBUTION SERVICES

1.Specialized Handling. Hazardous Materials or Other Regulated Products will not be accepted for handling and storage under this SOW unless a separate service schedule expressly authorizing such has been executed by the Parties.
2.Training. SCS shall train its personnel to perform standard warehouse logistics Services with respect to the Products. Client shall provide SCS with training materials and applicable reference manuals relating to any specialized training for processes or systems to be provided to Client under this Statement of Work (SOW) which are different from standard warehouse logistics services.
3.Operating Parameters. As of the Effective Date, the Facilities and warehouse space are those as listed on Exhibit C. The warehouse space within a Facility available to Client from time to time for the storage of the Products shall be referred to as the “Storage Area.”
4.Hours of Operation. Facility hours of Operation for warehouse Services are defined in the Operating Parameters. Business Day is defined as Monday through Friday, excluding Holidays (“Business Day”). US Holidays are: Memorial Day, 4th of July, Labor Day, Thanksgiving, Day after Thanksgiving, Christmas Day, New Year’s Eve, New Year’s Day (“Holidays”).
5.Access to Storage Area. Only individuals authorized by SCS or Client shall be permitted access to the Storage Areas, provided however, that Client must provide SCS reasonable advance notice prior to such access, and provided further, that any such individual must agree to comply with the security provisions applicable to such Facility. Authorization by Client for Client personnel shall be controlled through an approved access list provided to SCS by Client.
6.Client Designated Contact. Client will provide the name, job title, and contact information, to include telephone numbers (business, cell phones, facsimile, pager numbers, etc.) of a designated manager within Client’s organization to serve as continuously available liaison with SCS for communication of all reporting and issue escalation to Client. (“Client Designated Contact”). If there is any change in the Designated Contact, Client shall promptly submit the above information to SCS by facsimile or email.
7.Equipment. SCS will provide all required general purpose equipment necessary to perform the Services, except that any special, customized or unique equipment needed to perform the Services shall be provided by Client and maintained at Client’s sole expense.
8.Products Master File. The inventory system will be SCS’s Warehouse Management System (WMS). Prior to the initial shipment of any Products to a Facility, Client will provide SCS with a master list of all Products that are to be handled pursuant to this SOW. SCS will keep the information contained on such list in a file in its WMS (the “Master File”). Client will provide SCS with the information needed to update the Master File, including all new additions to the Products to be handled pursuant to this SOW and any changes to information relating to Products on the Master File by a mutually agreed upon method.
9.Incoming Product Quality Assurance (“QA”). Client is responsible for all control over QA hold and release of Product.
10.Information System. SCS will use the Warehouse Management System (“WMS”) for inventory management and Client custom Services. On request, SCS has the ability to forward reports via e-mail. If e-mail reporting is requested, any manipulation of the report data by Client, and subsequent reporting discrepancies caused thereby, are the responsibility of Client. If requested, SCS can provide additional EDI interface capability to Client's systems at the Information Services rates set forth in Exhibit B. The cost to develop EDI will be quoted by SCS on request. Client will receive standard WMS reporting. If requested, report modifications or new reports can be provided by SCS, subject to the Information Services rates set forth in Exhibit B.
11. Customer Service Support. SCS will provide support to Client’s warehouse operations as needed to facilitate the Services. For regulated products, SCS will maintain a name and address database of all Clients’ customers. SCS client service support will provide reporting to Client.
12.Product Delivery Requirements. Client shall arrange for Products to be delivered to the Facility in a segregated manner, free from contamination, properly marked and packaged for handling. Any special delivery requirements are set forth in the Work Instructions. At or prior to delivery of the Products to any Facility, Client shall provide to SCS a manifest indicating the Products to be tendered for storage, with any special instructions, including but not limited to the applicable material safety data sheets (MSDS), concerning storage, services, accounting, segregation or any other requirements relating to the Products.

Endo SS1 WH Exhibits 060115_final

Confidential & Proprietary

13.Warehouse Services. Services to be performed pursuant to this Schedule are as follows:

13.1	Product Receipt. SCS will receive all delivered Products, including stock from Client’s manufacturer.

13.1.1	Unloading, counting, checking and putting away of stock.

13.1.2	Recording products, quantities, and lot numbers received, noting visual damages, shortages and overages.

13.1.3	Data entry of warehouse receipts into computer system.

13.1.4	Special handling such as receiving unmarked cartons or breaking down pallets or cartons on receipt is subject to an assessorial labor charge.

13.1.5	Transmission of receipt transaction to Client and stock putaway in accordance with date expiration methodologies.

13.2	Product Storage. SCS will provide storage as required in accordance with Client’s WI. Temperature controlled storage will be provided based on the following guidelines:

13.2.1	General warehouse: 15-30 degrees Celsius

13.2.2	Vault: 15-25 degrees Celsius

13.2.3	Cooler: 2-8 degrees Celsius

13.2.4	Warehouse temperature and humidity will be monitored.

13.2.5	SCS will track product by ***.

13.3	Inventory Management.

13.3.1
SCS will maintain a cycle count program in accordance with SCS’s standard practice and agreed upon client’s work instructions. SCS will maintain records of all counts taken and, if requested, provide monthly reporting to Client on results achieved.

13.3.2	SCS will track ***, and identify product receipts and orders by *** where applicable.

13.3.3	SCS will support Customer’s product recall procedures.

13.3.4	SCS can provide automatic lot selection, e.g. FIFO, shortest expiry date, specific lot selection, as requested.

13.3.5	SCS will perform physical inventory at Client’s request: *** day advanced notice is required and Client will be billed for the labor hours.

13.4
Damaged or Expired Products. Client will be notified of damaged or expired Product. Damaged or expired Product will be returned to manufacturer or sent out to an authorized destruction company. The agreement with the authorized destruction company will be between Client and the destruction company.

13.5	Order Processing. SCS will provide pick, pack and shipping package labeling Services.

13.5.1	SCS will pick and pack carton quantities, and include bill of lading, and if instructed by WI, include invoice.

13.6	Product Shipment.

13.6.1	Client orders are made available to the warehouse on a *** basis.

13.6.2	Orders are prepared according to WI.

13.6.3
With the exception of the Cold chain product, next day processing for orders is based upon orders received in the DC by 4PM local warehouse time. All cooler parcel orders received by 6 PM LWT will be shipped the same day.

Regarding handling of the cold chain product, all orders received by the *** order cut off time will be shipped the same day per Client’s routing instructions.

13.7	Routing. SCS will make routing decisions consistent with instructions provided by Client.

13.8
Rush Order and Emergency Order Management. Orders requiring exception handling during regular business hours, on a rush order basis, outside of normal procedures, can be handled. Rush or Emergency orders are subject to additional Fees.

13.9	Backorders.

Endo SS1 WH Exhibits 060115_final

Confidential & Proprietary

13.9.1
Client will maintain backorders in Client ERP system and SCS fill backorders based on client direction. On Client’s direction, SCS will allocate Product when there is insufficient stock to fill all orders received.

13.10	Returns. SCS will provide the management of returned Product, according to Client’s WI. SCS will:

13.10.1	Receive returned Product into segregated area.

13.10.2	Provide visual inspection of incoming returns for quantity discrepancies or damage.

13.10.3	Transfer of returned Product back to Client.

13.10.4	Contact Client to obtain disposition instructions, and if requested by Client, arranging the destruction of returned Product with Clients’ standing pre-authorization.

13.10.5	Process customer credits for returned Product.

13.11
Packaging. Should Client require SCS to purchase packaging supplies, Client will identify the components required and packing specifications. Client is responsible for validation of packaging specifications. SCS will bill Client monthly for all packaging supplies utilized.

14.Transition Assistance. In connection with the termination or expiration of this SOW, SCS will:

14.1	Return Client’s customer information database to Client.

14.2	Perform a complete physical inventory of all Client’s Product. SCS’s standard physical inventory Fee applies to such physical inventory.

14.3	Package the Product and other materials of Client and make same available on the shipping dock for pickup. The outbound transaction Fee applies on all Products to be removed from the Facility.

14.4	Client will arrange for pickup and transportation of all such Product and materials, at Client’s expense, by the date of such termination or expiration.

14.5	Provide termination assistance Services at Clients request, at Client’s expense.

14.6	SCS will retain records as required by regulatory agencies.

15.Full Customer Service for Client. SCS will provide a full range of customer service support for Client for order processing, telephone support for customer inquiries and other customer service duties as detailed in the Work Instructions.
16.Full Customer Service Hours of Operation. Standard hours of operation are ***, excluding Holidays. Holidays are: Thanksgiving, Day after Thanksgiving, Christmas Day, New Year's Eve, New Year's Day, Memorial Day, 4th of July, Labor Day. After hours emergency coverage can be provided as a standard service at a mutually agreed upon rate. With advance notice, special Services can be provided outside standard hours at an agreed upon rate.
17.Customer Information Database. SCS will maintain a name and address database of all Clients’ customers. Special projects for extraordinary changes to customer database information, or other request outside the scope of the standard database maintenance Services, are subject to an assessorial Fee for the required labor hours.
18.Customer Account Establishment. Client will be responsible for decisions regarding customer new account set-ups.
19.Customer Order Processing. SCS will provide customer order collection by telephone, mail, fax or electronically, and respond to customer inquiries. SCS will:

19.1	Forward technical inquiries to Client or Client’s designee.

19.2	Provide information to customers on Clients’ policies as per WI.

19.3	As per Client’s instructions, advise customers on deals, pricing, optimum order quantities and available discounts (if applicable).

19.4	Provide backorder information and product availability.

19.5	Process return authorization requests per Client policy and WI.

Endo SS1 WH Exhibits 060115_final

Confidential & Proprietary

19.6	Provide standard reporting to Client.

19.7	Where instructed by Client, process Customer credits for returned Products destroyed at customer site.

20. Customer Accounts Receivable Management and Collections. SCS will not provide AR services
21.Chargeback. SCS will not provide Chargeback services

Endo SS1 WH Exhibits 060115_final

Confidential & Proprietary

EXHIBIT B.1 – FEES
TO SERVICE SCHEDULE NO. 1 - WAREHOUSE DISTRIBUTION SERVICES

1.    Fixed Monthly Fees

1.1	Memphis, TN Fixed Monthly: $***
1.2 Harrisburg, PA Fixed Monthly: $***
1.3 Customer Service Fixed Monthly: $***
2.    Variable Fees

2.1	Memphis, TN:

2.1.1	Non Controlled Inbound Pallets: $***

2.1.2	Vault Inbound Pallets: $***

2.1.3	Cage Inbound Pallet: $***

2.1.4	Cold Chain Inbound Pallets: $***

2.1.5	Non Controlled Orders: $***

2.1.6	Vault Orders: $***

2.1.7	Cage Orders: $***

2.1.8	Cold Chain Regular Orders: $***

2.1.9	Cold Chain *** Orders: $***

2.1.10	Non Controlled Lines: $***

2.1.11	Vault Lines: $***

2.1.12	Cage Lines: $***

2.1.13	Cold Chain Regular Lines: $***

2.1.14	Cold Chain ***Lines: $***

2.1.15	Cold Chain *** eaches: $***

2.1.16	Non Controlled Return Receipt: $***

2.1.17	Vault Return Receipt: $***

2.1.18	Cage Return Receipt: $***

2.1.19	Cold Chain Return Receipt: $***No volumes associated with this

2.1.20	Return Lines Vault: $***

2.1.21	Order Entry Lines Vault: $***

2.1.22	CSOS Order Line: $***

2.2	Harrisburg, PA:

2.2.1	Inbound Transfer Pallets: $***

2.2.2	Outbound Transfer Pallets: $***

2.2.3	Inbound Pallets: $***

2.2.4	Non Controlled Orders: $***

2.2.5	Non Controlled Lines: $***

2.2.6	Non Controlled Return Receipt: $***

•	The inbound and outbound transfer pallet cost only apply ***

2.3	Value Added Services:

2.3.1	Label Fee: $***per label (applies only to)

2.3.2	McKesson Label: $***per label

2.3.3	Inverted Pallet Fee: $***per pallet

Endo SS1 WH Exhibits 060115_final

Confidential & Proprietary

2.4	Customer Service

2.4.1	IB ASN Order: $***

2.4.2	IB ASN Line: $***

2.4.3	Manual Order: $***

2.4.4	Manual Line: $***

2.4.5	EDI Line: $***

2.4.6	Master Data Updates: $***

2.4.7	Phone Inquiries: $***

2.4.8	Return Line: $***

2.5	For the Variable Fees –

2.5.1
Memphis Facility: A quarterly minimum variable fee of ***% of the expected fees as per the volumes detailed in Exhibit C, and the rates shown above in this Section 2 will be assessed. The expected fees do not include ***.

2.5.2
Harrisburg Facility: A quarterly minimum variable fee of ***% of the expected fees as per the volumes detailed in Exhibit C, and the rates shown above in this Section 2 will be assessed. The expected fees do not include ***.

2.6	A square footage surcharge as denoted below per square foot per month will apply when *** is required beyond the ***:

2.6.1	Ambient: $***per sq. ft.

2.6.2	Cage: $***per sq. ft.

2.6.3	Vault: $***per sq. ft.

2.6.4	Cooler: $***per sq. ft.

3.
Adhoc Labor Rates - Assessorial labor for physical inventory on request, visual inspection, quarantine, and special projects or additional work or special handling that is not within the scope of Services.

3.1    Standard Weekdays: $***/hour
Standard Overtime: $***/hour
Material Handling Operator: $***/hour
Saturday: $***/hour (*** hour minimum)
Sunday/Holiday: $***/hour (*** hour minimum)
Admin/Order to Cash: $***/hour
Operation Manager: $***per hour
Operation Supervisor: $***per hour

3.2
On each anniversary of the effective date, all ad hoc Labor Rates Fees shall be subject to an adjustment. The adjustment shall be equal to the greater of *** or the same percentage increase as reflected in the unadjusted published change for the *** month period in the most recent publication, at the time of rate calculation, of the Half-Year Consumer Price Index for All Urban Consumers, U.S. All Items, Not Seasonally Adjusted (using 1982-1984 base period) (“CPI-U”), as published by the United States Department of Labor, Bureau of Labor Statistics.Assessorial Charges.

4.	Assessorial Charges

4.1	Communication expenses to the extent paid by SCS on Client’s behalf: Telephone, facsimile: ***.

4.2	Packaging materials and operational supplies to the extent paid by SCS on Client’s behalf: ***.

4.3	Client add: $***per new customer

4.4	Product add: $***per new product over ***

4.5	Contract add: $***per new contract

Endo SS1 WH Exhibits 060115_final

Confidential & Proprietary

4.6	Travel and related expenses: ***

5.    Information Systems Development Rates

5.1	Information Technology Labor Rates: $***

6.    Billing administration of Services

6.1
SCS will submit documented invoices under a single account number for the Services provided under this Schedule to Client’s designated Accounts Payable location. SCS will reference Client PO number on each invoices. PO will be provided by client

6.2	SCS billing cycle is to be structured to allow transmission of invoices as follows:

6.2.5	SCS will invoice *** in advance on a ***basis.

6.2.6	SCS will invoice ***at the end of each ***.

Endo SS1 WH Exhibits 060115_final

Confidential & Proprietary

EXHIBIT C.1 - OPERATING PARAMETERS
TO SERVICE SCHEDULE NO. 1 - WAREHOUSE DISTRIBUTION SERVICES

Based on the data supplied by Client, SCS anticipates the following Operating Parameters for the initial term of the Schedule. Operating parameters will be periodically reviewed, and subject to the Changes in Operating Parameters or Conditions Section of the MSA.

1.	General

1.1.	***

1.2.	Expected Volume Growth

1.2.1.	***% annual volume growth for Generic product.

1.2.2.	***% annual volume growth for Brand product.

1.3.	Volume split between the 2 facilities is assumed as follows:

	Memphis	Harrisburg
Ambient	***	***
Cage	***	***
Vault	***	***
Cooler	***	***

1.4.	Cost is based on an average of one ***.

1.5.	Shift will operate Monday through Friday from 8:00 AM to 5:00 PM Local Warehouse Time.

1.6.	A schedule of activities will be agreed upon in advance of the major shipment cycles.

1.7.	SCS will determine staffing and schedules for the distribution facility.
1.    Facilities:

1.1	A *** dedicated warehouse square footage operation will reside in the Memphis, TN facility. Space requirements exceeding this square footage shall be subject to additional Fees as listed in Exhibit B.

1.2
A ***dedicated warehouse square footage operation will reside in the Harrisburg, PA facility. Space requirements exceeding this square footage shall be subject to additional Fees as listed in Exhibit B.

1.3	Security will be provided 24 hours per day. All facilities are card access and maintain a closed circuit surveillance system.

1.4	Facilities will be ambient controlled at 15 - 25°C, cooler will be maintained at 2-8°C.

1.5	Cooler and Controlled product storage will be provided in the Memphis, TN location:

1.5.1	Coole~~r~~ product storage – ***

1.5.2	DEA Vault for CII product storage – ***.

1.5.3	DEA Cage for CIII to CV product storage – ***.

1.6	Cooler will be provided in the Harrisburg, PA location:

1.6.1	Cooler product storage – ***.

1.7
SCS, in the spirit of joint cooperation. may from time-to-time, deploy the use of under-utilized assets, which assets have been in whole, or in part, allocated to this business model. SCS shall notify Customer of such request in advance, and shall compensate Customer for same, at rates to be mutually agreed upon.

Endo SS1 WH Exhibits 060115_final

Confidential & Proprietary

1.8	SCS will provide and maintain ownership of all material handling, warehouse, storage, and information systems equipment as required to conduct warehousing operations for Client.

1.9	SCS will provide all necessary I.T. equipment to support the project.

2.    Service Requirements Hours:

2.1	*** per ***weeks per year, excluding weekends.

2.2	The hours of operation are 8AM – 5PM local warehouse time.
3.    Inbound

3.1	Annual Inbound pallets by product type are as follows

	Memphis	Harrisburg	Total
Ambient	***	***	***
Cage	***	***	***
Vault	***	***	***
Cooler	***	***	***

3.2	The unit of measure for the inbound product is a pallet.

3.3	Palletized Product Inbound Shipments: ***% of receipts

3.3.4	***% single SKU single lot pallets

3.3.5	***

3.3.6	Pallets dimensions are assumed to be 48”x40”x52”.

3.4	100% of inbound product has a barcode.

3.5	Upon receipt, the SKU and carton quantity will be captured. All can be captured from barcodes on the outer carton.

3.6	Inbound inspection consists of a count and visual check for damage.

3.7	Damaged or not suitable product will be clearly marked and stored in a segregated area.

3.8	***% Expected volume growth over the life of the contract.

3.9	Serial number tracking is not required for inbound goods.
4.    Inventory and Storage

4.1	There is an average of *** cartons per pallet. Average of all in product

4.2	There is an average of *** units per pallet.

4.3	Peak to average ratio is assumed to be ***.

4.4	Average inventory turns per year are ***

4.5	Storage has been designed to include the following:

Storage Media (Pallets)	Total	Memphis	Harrisburg
Ambient	***	***	***
DEA Vault	***	***	***
DEA Cage	***	***	***
Cooler	***	***	***
Total	***	***	***

Endo SS1 WH Exhibits 060115_final

Confidential & Proprietary

4.6	Pallet storage quantities stated above include the packaging materials pallet storage requirements.

4.6.1	Includes freezer storage for gel packs – *** pallets in Memphis and *** pallets in Harrisburg.

4.7	Pallets cannot be double stacked on the floor.

4.8	Standard SCS cycle counting is included. Cycle counting will be performed based on Clients direction as outline in the work instructions.

4.9	Should Client require a physical inventory, this service will be performed at ad-hoc staffing rates.

4.10	Client will be responsible for managing the reorder points and direct replenishment of merchandise.

4.11	SCS will determine all storage and picking locations and configurations.

4.12	*** growth is anticipated.
5.    Order Profile

5.1	The following details the Annual Outbound Volume:

		Memphis	Harrisburg	TOTAL
Ambient	Outbound Line	***	***	***
	Outbound Order	***	***	***
Cage	Outbound Line	***	***	***
	Outbound Order	***	***	***
Vault	Outbound Line	***	***	***
	Outbound Order	***	***	***
Cooler	Outbound Line	***	***	***
	Outbound Order	***	***	***
	*** Order	***	***	***
	*** Line	***	***	***
	*** Unit	***	***	***

5.2	Pick mode breakdown is assumed as follows:

5.2.2	Pallet pick orders constitute ***% of the unit volume.

5.2.3	Carton pick orders constitute ***% of the unit volume.

5.2.4	Unit pick orders constitute ***% of the unit volume.

5.3	Orders are planned to have the following pick profile by type:

Endo SS1 WH Exhibits 060115_final

Confidential & Proprietary

5.3.1	Ambient non controlled order lines have an average of *** units per line.

5.3.2	CII order lines have an average of *** units per line.

5.3.3	CIII-V order lines have an average of *** units per line.

5.3.4	Cooler lines have an average of *** units per line.

5.3.4.1	Each *** order consists of *** lines and *** units.

5.3.4.2	Each direct order consists of *** lines and *** units.

5.3.4.3	Each drop ship order consist of *** line and *** unit

5.4	The unit of measure for the outbound product is a unit (“each”).

5.5	Pricing assumes no seasonality and spikes in volume. If high seasonality is experience, it will have an impact on cost that will be billed back to the customer.

5.6	***% of product requires over-packing before shipment.

5.7
Outbound packaging consists of a corrugated carton, dunnage, a packing list, and a shipping label. Cold storage packaging includes shipping carton, inner cooler, frozen gel packs and shipping labels. Packing supplies are not included in the pricing.

6.    Shipping Profile

6.1	Product is shipped UPS Parcel and LTL

6.2	Parcel shipments represent ***% of orders and ***% of unit volume.

6.3	LTL shipments represent ***% of orders and ***% of unit volume.

6.4	International Order processing is not included. ***% of orders are domestic shipments.

6.5	All ambient parcel orders received by 5 PM Local Warehouse Time (LWT) will be shipped the following day. All cooler parcel orders received by 6 PM LWT will be shipped the same day.

6.6	All LTL orders received by 5 PM LWT will be shipped the following day.

6.7	Any orders requiring expedited or alternate service levels will have full shipping/routing instruction included in the download instructions. Additional fees may apply to expedited orders.

7.    Returns

7.1	The following details the returns volume and profile:

Returns	UOM	Non Controlled	CII	CII-V
Average Daily	Returns	***	***	***
Average Daily	Lines	***	***	***
Average Daily	Units	***	***	***
Average Monthly	Returns	***	***	***
Average Monthly	Lines	***	***	***
Average Monthly	Units	***	***	***
Annual	Returns	***	***	***
Annual	Lines	***	***	***
Annual	Units	***	***	***

7.2	***% returns are received via parcel.

7.3	Client will provide all Return Merchandise Authorizations prior to receipt of goods in the warehouse.

7.4	Inspection of inbound returns does not require any additional training or special equipment to process.

Endo SS1 WH Exhibits 060115_final

Confidential & Proprietary

7.5	Returned product will be received into a “segregated area” and not used to fill orders. Client will periodically request this product to be shipped for destruction.

7.6	Any processing required after the return has been received, inspected, and put-away will be subject to ad-hoc labor rates.
8.    Customer Service

8.1	SCS will provide the following customer service activities:

8.1.1	***

8.1.2	***

8.1.3	***

8.1.4	***

8.1.5	***

8.1.6	***

8.1.7	***

8.1.8	***

8.2
Customer Service hours of operation are Monday – Thursday 8:00 AM – 8:00 PM and Friday 8:00AM to 6:00PM Eastern Standard Time (EST). Additional hours due to holiday or other reasons must be communicated in advance to ensure coverage.

8.3	Daily order cut-off time will be ***. Orders received after ***will be processed during the next business day. *** for cold chain. Emergency orders processed after hours *** rate.

8.4	All procedures will be documented using SCS standard work instruction format and approved by Client.

8.5	There will be ***SKUs maintained in the OMS Product Master.

8.6	SCS will provide Client a file format for new products for the purpose of manually loading to the OMS Product Master.

8.7	SCS will not manage product substitution.

8.8	SCS and Client will ensure that there is only one ship-to account for each ship-to location.

8.9	SCS will load any additional ship-to/bill-to/parent records manually in the OMS Customer Master. Ad Hoc rates may apply.

8.10	SCS will operate based on the following order arrival criteria:

8.10.1	EDI – ***%

8.10.2	Phone/Fax/Email - ***%

8.11	Credit card processing is not included in the pricing.

8.12	SCS will perform licensure verification for all orders.

8.13	Annual volume information for CS Operation:

Year 1
Manual Inbound ASN Order Entry	***
Manual Inbound ASN Lines	***
Manual Lines	***
EDI Lines	***
Orders	***
Calls/Email Inquiries	***
Return Lines per Year	***
Client Master Updates	***

1.8.	Average inquiry duration is ~~3~~ minutes per inquiry.

Endo SS1 WH Exhibits 060115_final

Confidential & Proprietary

1.9.	SCS will ***.

1.10.
SCS is not responsible to answer any medical inquiries. Endo will provide a medical inquiry telephone number so that customer service may perform a trunk-to-trunk transfer. Process will be documented in the Endo specific work instructions.

1.11.	Patient Assistance Program is not in scope.

1.12.	Customer maintenance will be handled by SCS.

1.13.	Any new product launches/acquisitions must be communicated at least *** days before receipt of product can occur.

1.14.	SCS Customer Service team needs to have visibility to pricing to provide information to customers.

1.15.	The system will price the order based on pricing information provided by Endo.

1.16.	*** Paper invoices will be printed and mailed by Endo.

1.17.	There is ***

1.18.	*** is not in scope.

1.19.	Subscription or solicitation orders will be treated as future orders.

1.20.	*** will be documented in Endo specific work instructions.

1.21.	SCS is required to process shipments to PR.

1.22.	Rush orders will be processed based on Endo’s authorization.

1.23.	*** is not in scope.

1.24.	*** will be scheduled in advance by Endo and entered manually by customer service staff.

1.25.	SCS will manage backorders. All backorders are maintained in Endo’s SAP system. Backorders will be released based on direction from Endo.

1.26.	Returns will be managed by SCS using the Endo’s return policy which will include damaged return and restocking fee rules.

1.27.	All return credits will be keyed at current price. Returns will be received in the lowest unit of measure.

1.28.	Call tags will be issued by SCS for all returns due to shipping error.

11.	IT Assumptions

11.1	SCS will use a Warehouse Management System (WMS) to manage receiving, storage, picking, packing, shipping, and inventory. All order processing, will be perform in Client’s ***

11.2	The WMS may accommodate from *** up to *** warehouses for Clients. If more than *** locations are desired appropriate implementation costs will be incurred.

11.3	SCS will use the current Client ID.

11.4	New customer or SKU’s will be added according to the current Work Instructions.

11.5	Inventory rotation strategy is First Expire, First Out (FEFO) or as defined in client work instructions

11.6	Lot tracking is required.

11.7	The SCS WMS is the inventory system of record.

11.8	Client will provide a manual (fax, email or paper) Advanced Ship Notification (ASNs) for all orders shipped to the warehouse prior to receipt of goods and will include SKU level detail.

11.9	In the future, an electronic ASN is required for inbound receipt of e-Pedigree SKU’s.

11.10	Integration with Client’s host system is in place using the EDI AS2 Connection
Client to SCS
Sales Order

Endo SS1 WH Exhibits 060115_final

Confidential & Proprietary

CSOS Sales Order
SCS to Client
Receiving Advice
Warehouse Shipping Confirmation
Warehouse Inventory Adjustment
Customer ASN

11.11
Client will provide *** day notice should Client or Client third party vendors make changes to any part of the host system or related supporting systems that impacts the SCS integration. Client will provide a detailed test script / plan and SCS may request additional testing. Additional costs will apply.

11.12	SCS is not responsible for service failures related to Client or Client's third party vendor system upgrades, changes or enhancements.

11.13	Data will be exchanged with Client’s via AS2 connection.

11.14	Nominal User Acceptance Testing is included to test integration for new warehouses.

11.15	Additional trading partner integration (if required) will be handled on a per request basis.

11.16	Electronic interfaces with Client’s trading partners / customers will utilize a Value Added Network (VAN).

11.17	Client is responsible for their VAN charges.

11.18	All orders will be received electronically from Client’s host system.

11.19
CII orders must have the DEA 222 form mailed to the SCS distribution center for manual order entry and processing or client can transmit CII orders electronically. Trading partner CII order processing / Controlled Substance Ordering System (CSOS) is included in this agreement. Additional trading partner set-up will be performed at no additional charge for CSOS. However SCS ad-hoc IT rates will apply for any new customer EDI 850 set up activity.

11.20	Standard order validation rules apply. Orders that do not pass validation criteria will go on hold until resolved.

11.21	Backorder handling will follow current Work Instruction.

11.22	Lot number allocation is determined by the WMS.

11.23	Order cancellations are handled manually.

11.24	Client will pass the SCS carrier code in each order. The WMS does not determine the carrier.

11.25	Client will determine fulfilling warehouse for customer orders or a default warehouse can be established in the ship to record in the customer master.

11.26	SCS will migrate client to a laser pick pack.

11.27
The WMS interfaces with UPS Worldship and auto-populates the ship-to customer name, address and SCS service level to the shipping station. Any non-UPS carrier tracking numbers (including Bill of Ladings for TL/LTL carriers) will be manually entered by operations. Client is responsible to install any non-SCS shipping stations.

11.28	A standard shipping label is included.

11.29	Standard reports are included. Reports are generated by SCS and placed on a secured website for Client retrieval.

11.30	SCS is filed as a Central Reporter with the DEA and will submit monthly or quarterly state and quarterly DEA ARCOS reporting of inventory transactions by warehouse to the appropriate agencies.

11.31	Standard return functionality is included.

11.32	IT hardware such as workstations, printers, scanners, etc. is included.

11.33
Any changes or customization to any SCS reports, documents (invoice, pack list, etc), labels, integration specifications and system will incur additional costs. Prior to any necessary customization, modification, or enhancement, Client will submit in writing both the business reason for the change and the functional design via SCS IT Change Control process.

Endo SS1 WH Exhibits 060115_final

Confidential & Proprietary

12.	SCS IT Change Control

12.1
Any modification to SCS systems or interfaces will be managed through a SCS Change Request. Client must submit change requests to SCS according to SCS’ applicable IT change control procedure. Each change request should contain the business need and the desired date of implementation. SCS response may include: alternatives to the requested change; an estimate for completion and costs; additional requests for more detail; or a decision to not provide the change. SCS and Client will make reasonable efforts to resolve any issues with the request. Should SCS agree to implement the change request additional charges could apply. The exact completion date and time will be negotiated between the Parties. Any charges for SCS IT system changes will be billed in accordance with the Information Technology Labor rate listed in Exhibit B Fees.

Endo SS1 WH Exhibits 060115_final

Confidential & Proprietary

EXHIBIT D.1 – EARLY TERMINATION COSTS
TO SERVICE SCHEDULE NO. 1 - WAREHOUSE DISTRIBUTION SERVICES

In accordance with section 2.2 of Service Schedule No1, the Client is required to pay the following Early Termination Costs:

Memphis, TN

Month 1	***	Month 21	***	Month 41	***
Month 2	***	Month 22	***	Month 42	***
Month 3	***	Month 23	***	Month 43	***
Month 4	***	Month 24	***	Month 44	***
Month 5	***	Month 25	***	Month 45	***
Month 6	***	Month 26	***	Month 46	***
Month 7	***	Month 27	***	Month 47	***
Month 8	***	Month 28	***	Month 48	***
Month 9	***	Month 29	***	Month 49	***
Month 10	***	Month 30	***	Month 50	***
Month 11	***	Month 31	***	Month 51	***
Month 12	***	Month 32	***	Month 52	***
Month 13	***	Month 33	***	Month 53	***
Month 14	***	Month 34	***	Month 54	***
Month 15	***	Month 35	***	Month 55	***
Month 16	***	Month 36	***	Month 56	***
Month 17	***	Month 37	***	Month 57	***
Month 18	***	Month 38	***	Month 58	***
Month 19	***	Month 39	***	Month 59	***
Month 20	***	Month 40	***	Month 60	***

Endo SS1 WH Exhibits 060115_final

Confidential & Proprietary

Harrisburg, PA

Month 1	***	Month 21	***	Month 41	***
Month 2	***	Month 22	***	Month 42	***
Month 3	***	Month 23	***	Month 43	***
Month 4	***	Month 24	***	Month 44	***
Month 5	***	Month 25	***	Month 45	***
Month 6	***	Month 26	***	Month 46	***
Month 7	***	Month 27	***	Month 47	***
Month 8	***	Month 28	***	Month 48	***
Month 9	***	Month 29	***	Month 49	***
Month 10	***	Month 30	***	Month 50	***
Month 11	***	Month 31	***	Month 51	***
Month 12	***	Month 32	***	Month 52	***
Month 13	***	Month 33	***	Month 53	***
Month 14	***	Month 34	***	Month 54	***
Month 15	***	Month 35	***	Month 55	***
Month 16	***	Month 36	***	Month 56	***
Month 17	***	Month 37	***	Month 57	***
Month 18	***	Month 38	***	Month 58	***
Month 19	***	Month 39	***	Month 59	***
Month 20	***	Month 40	***	Month 60	***

Endo SS1 WH Exhibits 060115_final

Confidential & Proprietary

Customer Service

Month-1	***	Month-21	***	Month-41	***
Month-2	***	Month-22	***	Month-42	***
Month-3	***	Month-23	***	Month-43	***
Month-4	***	Month-24	***	Month-44	***
Month-5	***	Month-25	***	Month-45	***
Month-6	***	Month-26	***	Month-46	***
Month-7	***	Month-27	***	Month-47	***
Month-8	***	Month-28	***	Month-48	***
Month-9	***	Month-29	***	Month-49	***
Month-10	***	Month-30	***	Month-50	***
Month-11	***	Month-31	***	Month-51	***
Month-12	***	Month-32	***	Month-52	***
Month-13	***	Month-33	***	Month-53	***
Month-14	***	Month-34	***	Month-54	***
Month-15	***	Month-35	***	Month-55	***
Month-16	***	Month-36	***	Month-56	***
Month-17	***	Month-37	***	Month-57	***
Month-18	***	Month-38	***	Month-58	***
Month-19	***	Month-39	***	Month-59	***
Month-20	***	Month-40	***	Month-60	***

Endo SS1 WH Exhibits 060115_final

Confidential & Proprietary

EXHIBIT A-1 – FEES

***

Confidential & Proprietary

EXHIBIT B-1 – OPERATING PARAMETERS

***

Endo SS2 Trans Mgt Exhibits 060115

Confidential & Proprietary

SERVICE SCHEDULE NO._5
AMENDED AND RESTATED
***AGREEMENT FOR ALL OCEAN FREIGHT SERVICES

This Amended and Restated Service Schedule No. 5 for ocean freight services (“Service Schedule”) is entered into this 1st day of July, 2015, (the “Effective Date”) and is attached to and made part of that certain Master Services Agreement dated April 1st, 2010, (the “MSA”) by and between Logistics Provider, as defined below, and Endo Pharmaceutical Inc.(“Customer”). This Service Schedule replaces and supersedes that Service Schedule No. 5 with effective date of August 16, 2013. Terms not defined in this Service Schedule shall have the meaning set forth in the MSA. In the event of any inconsistency or conflict between this Service Schedule and the MSA or any Incorporated Document or terms, this Service Schedule shall control. Terms and conditions of Customer transportation documents, including, without limitation, all of Customer’s and its carriers’ and their agents’ bills of lading, invoices, purchase orders and packing slips, will not apply to any ocean freight services provided by Logistics Provider hereunder.

1.Provision of Services and Liability. Ocean freight services hereunder shall be performed by one or more of the following affiliate companies (collectively, "Logistics Provider")

•	UPS Ocean Freight Services, Inc.

•	UPS Asia Group Pte. Ltd.

•	UPS Europe SPRL

•	UPS Supply Chain Solutions, Inc.

•	UPS Cartage Services, Inc.

Logistics Provider's ocean freight services shall be performed pursuant to Logistics Provider's multimodal carriage terms ("Multimodal Carriage Terms") and Logistics Provider's forwarding agent terms ("Forwarding Agent Terms"), which shall respectively govern the liability of Logistics Provider as applicable, except as amended herein or as inconsistent with any term or provision herein. The Multimodal Carriage Terms may be viewed and/or retrieved online at [ http://www.ups-scs.com/tools/terms/ofs_tc.pdf ] and are also available in print upon request. The Forwarding Agent Terms can be viewed and/or retrieved online at [ http://www.ups-scs.com/tools/terms/FF_Customs_Brokerage_TC.pdf ] and are also available in print upon request. Customer warrants it has retrieved, reviewed and agrees to be bound by the Multimodal Carriage Terms and Forwarding Agent Terms, except as modified herein or as inconsistent with any term or provision herein. The Multimodal Carriage Terms and Forwarding Agent Terms are incorporated herein by reference as though set forth in full, and shall apply respectively to the ocean freight services performed pursuant to this Service Schedule as follows:

(A) During periods of carrier services by Logistics Provider, as memorialized by a Logistics Provider waybill carriage receipt, the Multimodal Carriage Terms shall apply and Logistics Provider shall have carrier liability subject to and as set forth therein, subject to amendments within this Service Schedule. Clauses 2, 4, 7.1, 7.2, 9.1 and 12.4 of the Multimodal Carriage Terms are hereby deleted and nullified in their entirety and the last sentence of clause 12.2 of the Multimodal Carriage Terms is hereby deleted and nullified. Notwithstanding the foregoing, and notwithstanding that the arrangement for which this Service Schedule provides is not common carriage, the parties agree that Logistics Provider's rules tariff published at www.ratewave.com, except and to the extent inconsistent with this Service Schedule, will apply to transportation under the Logistics Provider's waybill carriage receipt. Notwithstanding any provision in the Multimodal Carriage Terms to the contrary, and the Multimodal Carriage Terms are hereby expressly amended, so that Logistics Provider's liability during periods of carrier services as memorialized by a Logistics Provider waybill carriage receipt shall be as follows:

(i)
Subject to the ***, for loss or damage occurring during periods of ocean carriage, as defined as the time from when ***, Logistic Provider's liability shall be *** per affected package, or in case of goods/cargoes not shipped in packages, per affected customary freight unit.

(ii)
Subject to the ***, for loss or damage occurring during any other portion of carriage, to specifically include surface carriage, Logistic Provider's liability shall be the lesser of *** per affected package or *** per pound of affected goods/cargoes. In the event the limitation amounts prescribed are held to be invalid for any reason, Logistics Provider shall nevertheless

Confidential & Proprietary

be entitled to rely upon and limit its liability pursuant to any statute, regulation or rule that is applicable, compulsorily or otherwise, to surface carriers in the jurisdiction where the loss or damage occurred.

(iii)
Subject to the ***, Customer may avoid the *** by *** with Logistics Provider in writing on a per-shipment basis, prior to shipment, and *** as applicable. *** if applicable, shall be memorialized on the waybill carriage receipt.

(iv)
*** Notwithstanding any other term between Logistics Provider and Customer, Logistic Provider's liability for carriage, however arising, shall *** of Customer's cargo. Any value declared by Customer for carriage for any shipment hereunder which value *** Logistics Provider's liability for carriage shall therefore be the ***

Notwithstanding any provision in the Multimodal Carriage Terms to the contrary, and notwithstanding any reference in any term between Logistics Provider and Customer ***, the Multimodal Carriage Terms are hereby further expressly amended, so that Customer and Logistics Provider hereby agree and mutually intend that Logistics Provider's carrier services for Customer, as memorialized under a Logistics Provider waybill carriage receipt, *** Customer and Logistics Provider specifically agree this Service Schedule shall *** of this Service Schedule. As such, waybill carriage receipts issued by Logistics Provider shall be deemed non-negotiable ***, notwithstanding any reference thereon or therein to "bill of lading" or negotiability.

In the event of loss, damage or delay to goods/cargoes during periods of carrier services by Logistics Provider and while onboard a vessel, and the vessel owner or demise charterer initiates limitation proceedings, then claims or suits may only be brought against that Vessel owner or demise charterer. In all other circumstances of carrier services by Logistics Provider, claims or suits may be brought only against Logistics Provider. The respective liability limitations and liability cap provided in this section 1(A) shall constitute the total and collective recovery rights of Customer as against Logistics Provider and Logistics Provider's direct and indirect agents, subcontractors and servants as well as their respective servants and agents to the extent participating in the performance of carriage. The benefits inuring to Logistics Provider under this section 1(A) shall equally inure to the benefit of Logistics Provider's direct and indirect agents, subcontractors, servants and their respective servants and agents to the extent participating in the performance of carriage.

(B) Where the carriage service under a Logistics Provider waybill carriage receipt commences or terminates by its own terms at a terminal, port or container freight station, any arrangements for pre-carriage or on-carriage made by Logistics Provider with a third-party surface carrier shall be deemed an "ocean freight service" subject to this Service Schedule and are made by Logistics Provider on Customer's behalf in Logistics Provider's limited capacity as agent and surface transportation broker, and the Forwarding Agent Terms shall apply and Logistics Provider's liability shall be subject to and limited as set forth therein. In the event Logistics Provider performs surface carriage or is for any other reason found to be liable as a carrier with respect to surface transportation, such surface transportation shall be deemed an "ocean freight service" subject to this Service Schedule and Logistics Provider's liability shall be subject to and limited as set forth in 1(A)(ii) above, notwithstanding that the waybill carriage receipt ends by its own terms at a terminal, port or container freight station.

2

Confidential & Proprietary

(C) Where Logistics Provider issues no waybill carriage receipt but only arranges transportation on Customer's behalf as agent, Logistics Provider does so in its limited capacity as Ocean Freight Forwarder, and the Forwarding Agent Terms shall apply and Logistics Provider's liability shall be subject to and limited as set forth therein. In the event Logistics Provider is nevertheless for any reason found liable as a carrier, Logistics Provider's liability shall be subject to and as set forth in section 1(A) above, notwithstanding that Logistics Provider issues no waybill carriage receipt.

(D) In the event Logistics Provider provides non-carrier services ancillary to transportation, such as but not limited to customs brokerage, packing, temperature care services, agency services or any other non-carrier service, the Forwarding Agent Terms shall apply and Logistics Provider's liability shall be subject to and as set forth therein.

(E) In no event shall Logistics Provider be liable or responsible for consequential, indirect, incidental, statutory or punitive damages even if it has been put on notice of the possibility of such damages, including any and all loss or damages arising from delay.

2. Packaging Warranty. Customer warrants all ocean containers tendered to Logistics Provider shall be exclusively stowed with palletized goods/cargoes and in no event shall the number of pallets per container exceed ***. Customer and Logistics Provider agree that the package and customary freight unit for purposes of calculating the liability of Logistics Provider shall be the ***

3. Term. The initial term of this Service Schedule shall commence on the Effective Date and shall continue up to and including June 30, 2016 (“Initial Term”), unless earlier terminated in accordance with the MSA. Thereafter, this Service Schedule will automatically renew for successive one-year renewal terms. Any Party may terminate this Service Schedule during the Initial Term or any renewal term for any reason or no reason, without penalty, on thirty (30) days prior written notice. Notwithstanding the foregoing, in the event that Logistics Provider continues to provide the ocean freight services to Customer following the expiration or termination of this Service Schedule, and the Parties fail to enter into a written extension of this Service Schedule, then this Service Schedule shall remain in effect on a month-to-month basis after the expiration or termination date until terminated in writing by any Party upon thirty (30) days prior written notice, provided, that fees and rates applicable to ocean freight services may be adjusted by the Logistics Provider.

4. Fees and Payment.

(A) Fees. ***

(B) Payments. Customer’s failure to pay any amounts when due, which failure remains uncured for a period of *** after written notice thereof, will result in Logistics Provider's right to do any or all of the following: ***

5. Designated Person. Customer shall provide to Logistics Provider the name, address, phone number, fax number and e-mail address of each employee, agent or representative of Customer who is authorized to instruct the Parties with respect to the ocean freight services promptly update such information as needed. If requested by Logistics Provider, Customer will provide the foregoing information in writing. Logistics Provider shall only accept orders and instructions from such designated employees, agents and representatives, and may rely on any instructions that Logistics Provider reasonably believes have been authorized by Customer in performing the ocean freight services. Customer shall provide Logistics Provider with all documents, data, and other information required for the international transport of goods/cargoes. Failure of this obligation will be attributable to Customer for purposes of delays or impossibility in completing the ocean freight services. Customer shall indemnify, defend and hold harmless Logistics Provider with respect to any costs, fines penalties or other expenses arising from Customer's furnishing of inaccurate or untimely information or noncompliance with any applicable regulatory or customs requirements.

3

Confidential & Proprietary

6. Warranty of Authority; Insurance; Waiver of Subrogation. In agreeing and accepting the terms of this Service Schedule, the Customer acts for itself and also any and all other parties who may have any interest in the goods/cargoes shipped hereunder. Customer warrants it has the authority of any and all parties bearing any interest in the goods/cargoes shipped hereunder to bind them to the terms of this Service Schedule. Customer warrants that it has or will obtain ***

7. Severability. If a provision of this Service Schedule is held to be unenforceable, the other provisions will remain in full force and effect. If possible, the offending provision will be modified to the slightest degree necessary to make it enforceable, remaining as close as possible to the parties’ original intent for the provision. If not possible, the offending provision will be stricken, but if performance or enforcement in the absence of such provision would deprive a party of any material element of its original bargain, such party may cause this Service Schedule to be terminated upon written notice to the other Party.

8. Modification. The terms of this Service Schedule may not be modified by any employee or representative of either Party absent a formal writing which specifically references this Service Schedule, states the modification and is signed by the parties hereto.

9. Full Participation. Both Logistics Provider and its Customer have participated fully in the negotiation, review and creation of this Service Schedule, each with the assistance of independent legal counsel. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Service Schedule. The language in this Service Schedule shall be interpreted as to its fair intended meaning and purpose and not strictly for or against any party.

10. Law, Jurisdiction ***. Logistics Provider and Customer agree that if at any time a dispute, disagreement or claim should arise out of or in connection with this Service Schedule and if the parties’ endeavour to amicably settle or otherwise resolve such a dispute, disagreement or claim should fail, ***

11. Notice. Any notice required or permitted to be given shall, except where specifically provided otherwise, be given in writing to the person and at the address listed below by personal delivery, UPS Next Day Air® or certified mail, return receipt requested. The date of notice shall be as follows: the date upon which such notice is so personally delivered; if by UPS Next Day Air®, the date of receipt at the designated address; or if by certified mail, the date of delivery.

To Logistics	UPS Supply Chain Solutions, Inc.	with Copy to	United Parcel Service, Inc.
Provider	Contracts and Compliance Department		Office of General Counsel
	12380 Morris Road		55 Glenlake Parkway
	Alpharetta, GA 30005		Atlanta, GA 30328

To Customer	Endo Pharmaceutical Inc.
1400 Atwater Drive
Malvern, PA 19355

4

Confidential & Proprietary

IN WITNESS WHEREOF, the Parties hereto have caused this Service Schedule to be executed by their duly authorized representatives as of the Effective Date.

UPS Supply Chain Solutions, Inc. By: /s/Stuart F. Lund Name: Stuart F. Lund Title: Vice President Healthcare Date: June 17, 2015	“Customer” Endo Pharmaceutical, Inc. By: /s/Brian Lortie___________________ Name: Brian Lortie___________________ Title: President, Branded Pharmaceuticals_ Date: June 16, 2015___________________
UPS Ocean Freight Services, Inc. By: /s/Steve McMichael Name: Steve McMichael Title: Director, UPS Ocean Date: June 16, 2015	This Agreement may be executed by the parties in multiple original counterparts at different locations, which counterparts together shall constitute the entire agreement of the Parties.
UPS Asia Group Pte. Ltd. By: /s/Jeff McCorstin Name: Jeff McCorstin Title: President Freight Forwarding Date: June 19, 2015
UPS Europe SPRL By: /s/Jens Poggensee Name: Jens Poggensee Title: Managing Director Date: June 18, 2015

5